Critical Accounting Judgements and Estimates	3 Months Ended
Sep. 30, 2023
Critical Accounting Judgements and Estimates [Abstract]
Critical accounting judgements and estimates

Note 4. Critical accounting judgements and estimates

The Group makes certain estimates and assumptions regarding the future. Estimates and judgments are continually evaluated based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. In the future, actual experience may differ from these estimates and assumptions. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are the same as those described in the last annual financial statements.